UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026

Pattern Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42852	83-2556861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Innovation Way, Suite 500 Lehi, UT	84043
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 765-1355
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	PTRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Pattern Group Inc. (the “Company”) Annual Meeting of Stockholders (“Annual Meeting”) was held on May 15, 2026. There were 155,063,921 shares of Series A common stock (entitled to one vote per share) and 21,702,510 shares of Series B common stock (entitled to 20 votes per share) outstanding and entitled to vote at the Annual Meeting, of which 132,951,619 shares of Series A common stock and 21,702,510 shares of Series B common stock were presented in person, by remote communication, or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in detail in the Proxy Statement.

Proposal 1 – Election of Directors

The election of the individuals named below as members of the Board of Directors, to serve for a term of three years ending at the 2029 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal, was approved by the following vote:

Name	For	Withheld	Broker Non-Votes
Scott Hilton	547,477,098	6,160,366	13,364,355
Ann Mather	551,390,382	2,247,082	13,364,355

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
566,940,619	35,843	25,357	0

Proposal 3 – Say on Pay Vote

The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”), was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
553,516,618	95,519	25,327	13,364,355

Proposal 4 – Say on Frequency Vote

The stockholders approved the Board’s recommendation of “every year” in the non-binding advisory vote on the frequency of future Say on Pay Votes (the “Say on Frequency Vote”), by voting as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
553,466,608	24,136	134,377	12,343	13,364,355

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026

Pattern Group Inc.

	By:	/s/ Ben Craven
	Name:	Ben Craven
	Title:	General Counsel